Exhibit 10.4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 9

to

Purchase Agreement No. 2484

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 9, entered into as of June 6, 2014, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2484 dated December 29, 2004 (Purchase Agreement), as amended and supplemented, relating to Boeing Model 787 aircraft (Aircraft);

WHEREAS, Boeing and Customer previously executed Letter Agreement No. CAL-PA-2484-LA-1302248 “Aircraft Acceleration from *** to *** ”;

WHEREAS, Boeing and Customer have agreed to reschedule one (1) Model 787-9 Aircraft as follows:

Serial Number	Original Delivery Month	New Delivery Month
***	***	***

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents and Articles. Remove and replace, in its entirety, the “Table of Contents” with the Table of Contents marked with the SA-9 legend and attached hereto, to reflect the changes made by this Supplemental Agreement No. 9.

2.	Table. Table 1 is replaced in its entirety with the Table 1 attached hereto that is related to and references this Supplemental Agreement No. 9.

P.A. 2484	SA-9, Page 1

BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.	Letter Agreements. Letter agreement CAL-PA-2484-LA-1302248 attached hereto is hereby added into the Purchase Agreement.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Ken Takahashi	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

P.A. 2484	SA 8, Page 2

BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

Article 1.	Quantity, Model and Description	SA-8

Article 2.	Delivery Schedule	SA-8

Article 3.	Price	SA-8
Article 4.	Payment	SA-8
Article 5.	Additional Terms	SA-8

TABLE

1.	Aircraft Information Table	SA-9

EXHIBITS

A1.	787-8 Aircraft Configuration	SA-6

A2.	787-9 Aircraft Configuration	SA-6

B.	Aircraft Delivery Requirements and Responsibilities	SA-1

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA-1

BFE1.	BFE Variables	SA-8

CS1.	Customer Support Document	SA-5

EE1.	Engine Escalation/Engine Warranty ***	SA-2

SLP1.	Service Life Policy Components	SA-1

LETTER AGREEMENTS

6-1162-MSA-546R4	Open Configuration Matters	SA-6

6-1162-MSA-547R5	Option Aircraft	SA-8

	Attachment A (deleted)	SA-7

	Attachment B	SA-8

6-1162-MSA-549	Spare Parts Initial Provisioning	SA-1

6-1162-AJH-921	787 e-Enabling	SA-6

6-1162-AJH-922	Special Matters Relating to COTS Software and End User License Agreements	SA-6

P.A. 2484	TABLE OF CONTENTS, Page 1 of 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY	SA-9

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS, continued		SA NUMBER

6-1162-AJH-923	Special Terms – Seats and In-flight Entertainment	SA-6

6-1162-RCN-1940	Model 787 Post-Delivery Software & Data Loading	SA-7

CONFIDENTIAL LETTER AGREEMENTS

6-1162-MSA-550	Spare Parts Commitments	SA-1

6-1162-MSA-551R2	Performance Guarantees	SA-5

6-1162-MSA-552R7	Special Matters	SA-7

6-1162-MSA-553R1	Open Matters	SA-1

6-1162-MSA-554R4	Model Substitution	SA-8

6-1162-MSA-555	Promotional Support	SA-1

6-1162-RCN-1936	Other Special Matters	SA-7

6-1162-RCN-1936A1	Other Special Matters—Amendment 1	SA-8

6-1162-RCN-1937	Performance Guarantees – Block B Aircraft	SA-7

6-1162-RCN-1938	*** – Block B Aircraft—TERMINATED	SA-8

6-1162-RCN-1939	***	SA-7

CAL-PA-2484-LA-1302248	Aircraft Acceleration from *** to ***	SA-9

P.A. 2484	TABLE OF CONTENTS, Page 2 of 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY	SA-9

TABLE OF CONTENTS, CONTINUED

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 30, 2005

Supplemental Agreement No. 2	January 20, 2006

Supplemental Agreement No. 3	May 3, 2006

Supplemental Agreement No. 4	July 14, 2006

Supplemental Agreement No. 5	March 12, 2007

Supplemental Agreement No. 6	November 15, 2007

Supplemental Agreement No. 7	November 7, 2012

Supplemental Agreement No. 8	June 17, 2013

Supplemental Agreement No. 9	June 6, 2014

P.A. 2484	TABLE OF CONTENTS, Page 3 of 3 BOEING/UNITED AIRLINES, INC. PROPRIETARY	SA-9

Table 1

Purchase Agreement No. 2484

787-8 Aircraft Delivery, Description, Price and Advance Payments

(787-8/GE/2006$/CPI)

Airframe Model/MTOW:	787-8		*** pounds
Engine Model/Thrust:	GENX-1B***		*** pounds
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft):		$	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

Detail Specification:		***
Airframe Price Base Year/Escalation Formula:	***		***
Engine Price Base Year/Escalation Formula:	***		***
Airframe Escalation Data:
Base Year Index (ECI):		***
Base Year Index (CPI):		***
Engine Escalation Data:
Base Year Index (ECI):		***
Base Year Index (CPI):		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P*		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***		***		***		***
Block A Aircraft
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

47094-1F.TXT	Boeing / United Airlines, Inc. Proprietary	SA-9 Page 1

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P*		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Block B Aircraft
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

47094-1F TXT	Boeing / United Airlines, Inc. Proprietary	SA-9 Page 1

Table 1

Purchase Agreement No. 2484

787-9 Aircraft Delivery, Description, Price and Advance Payments

(787-9/GE/2006$/CPI)

Airframe Model/MTOW:	787-9		*** pounds
Engine Model/Thrust:	GENX-1B***		*** pounds
Airframe Price:		$	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***
Engine Price (Per Aircraft):		$	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

Detail Specification:		***
Airframe Price Base Year/Escalation Formula:	***		***
Engine Price Base Year/Escalation Formula:	***		***
Airframe Escalation Data:
Base Year Index (ECI):		***
Base Year Index (CPI):		***
Engine Escalation Data:
Base Year Index (ECI):		***
Base Year Index (CPI):		***

Scheduled Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***		***		***		***
Block A Aircraft
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

CAL-PA-02484, APR 43197, 60218	Boeing Proprietary	787-9 Table 1, Page 1, SA-9

Scheduled Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Block B Aircraft
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total 787-9s	18

CAL-PA-02484, APR 43197, 60218	Boeing Proprietary	787-9 Table 1, Page 1, SA-9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CAL-PA-2484-LA-1302248

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

U.S.A.

Subject:	Aircraft Acceleration from *** to ***

Reference:	Purchase Agreement No. PA-2484 (Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer agree to reschedule the contract delivery month of the following Aircraft:

Current Delivery Month	Revised Delivery Month	Serial Number
***	***	***

The terms of this Letter Agreement will supersede the corresponding terms of the Purchase Agreement. Boeing and Customer will execute a supplemental agreement to the Purchase Agreement as soon as reasonably practicable after the execution of this Letter Agreement. The execution of the supplemental agreement is to facilitate contract administration and is not a condition to the effectiveness of his Letter Agreement. In the event of any conflict between the terms and conditions of this Letter Agreement and the supplemental agreement, the terms and conditions of this Letter Agreement shall control.

[Remainder of page intentionally left blank.]

CAL-PA-2484-LA-1302248
Aircraft Acceleration from *** to ***	LA Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Ken Takahashi
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

UNITED AIRLINES, INC.

By	/s/ Ron Baur
Its	VP Fleet

CAL-PA-2484-LA-1302248
Aircraft Acceleration from *** to ***	LA Page 2

BOEING PROPRIETARY